Zacks All-Cap Core ETF

Ticker – ALLZ

A series of the

Zacks Trust

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Summary Prospectus

October 23, 2026

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at https://zacksetfs.com/resources.php. You can also get this information at no cost by calling 1-888-453-4003 or by sending an email request to OrderZacksETF@ultimusfundsolutions.com. The current Prospectus and SAI, dated October 23, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objectives of the Zacks All-Cap Core ETF (the “Fund”) are, primarily, capital appreciation and, secondarily, to provide shareholders with income through dividends.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense example below.

Annual Fund Operating Expenses* (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.45%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.90%
Fee Waiver and/or Expense Limitation[2]	(0.34)%
Net Annual Fund Operating Expenses	0.56%
*	On November 20, 2026 the Zacks All-Cap Core Fund (the “Predecessor All-Cap Core Fund”) is expected to be reorganized into the Fund (the “Reorganization”). The Fund will commence operations upon the completion of the Reorganization and will be a continuation of the Predecessor All-Cap Core Fund, and as a result, the Predecessor All-Cap Core Fund will be the accounting survivor of the Reorganization for financial reporting purposes. Accordingly, the “Annual Fund Operating Expenses” have been restated to reflect the Fund’s expected fees and expenses for the current fiscal year.
1.	Estimated for the current fiscal year.
2.	The Fund’s adviser, Zacks Investment Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least May 1, 2028 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.55% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Zacks Trust’s (the “Trust”) Board of Trustees (the “Board”) on 60 days’ written notice to the Advisor.
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Example. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the example that follows. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2028.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$57	$253	$465	$1,077

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the Predecessor All-Cap Core Fund’s most recent fiscal year, the portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) pursues its investment objectives by applying a hybrid research process, which uses both quantitative and qualitative criteria. The Advisor uses the Zacks Rank, a proprietary model, in addition to other multi-factor quantitative models, to quantitatively assess the attractiveness of a large universe of stocks based primarily on an analysis of changing patterns of earnings estimates for a company and identifying companies with improving fundamentals. The primary aim of the Zacks Rank model is to identify those companies most likely to experience positive earnings estimate revisions. The portfolio manager selects stocks with strong earnings potential by combining multi-factor quantitative models with traditional “bottom-up” valuation metrics. Portfolio construction is driven by modern portfolio theory incorporating strict risk controls. Under normal circumstances, the Advisor expects to invest primarily in equity securities with an emphasis on equity securities of U.S. issuers. The Fund seeks to diversify its assets by investing in securities from all recognized industry sectors and industry groups. The Advisor allocates assets opportunistically based on market information and is not constrained by market capitalization or style parameters. Sector, capitalization and style allocations generally result from market trends regarding earnings information.

The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics. The sectors in which the Fund is more heavily invested will vary.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. In addition, the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

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Quantitative Model Risk. There are limitations inherent in every quantitative model. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Investments selected using the Zacks Rank and other quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Small-Cap Companies Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Lending Portfolio Securities Risk. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. The collateral, including the investment of any cash collateral, is subject to market depreciation. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses. The collateral (including any investment of cash collateral) is not subject to the percentage limitations on the Fund’s investments described elsewhere in this prospectus.

Management and Strategy Risk. The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long-term.

Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

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Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Market Disruption and Geopolitical Risk. U.S. market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the conflicts in the Middle East), geopolitical developments (including trading and tariff arrangements, and sanctions), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

New Fund Risk. Though the Advisor has managed a mutual fund with a substantially similar investment approach since 2024, the Fund has a limited history of operations for investors to evaluate.

Authorized Participant Risk. Only an authorized participant (“Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants).

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at net asset value (“NAV”) only in large blocks known as “Creation Units.”
•	Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. There can be no assurance that Shares will continue to meet the listing requirements of the Cboe Exchange.
•	Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

Performance Information

The Predecessor All-Cap Core Fund was reorganized on January 26, 2024 from a series of Investment Managers Series Trust, a Delaware statutory trust, to a series of the Zacks Trust (the “Prior Reorganization”), and thereafter, was a continuation of an identically-named predecessor fund (the “Prior Predecessor Fund”) that was managed by Zacks Investment Management, Inc. In connection with the Prior Reorganization, Institutional Class shares of the Prior Predecessor Fund were exchanged for Institutional Class shares of the Predecessor All-Cap Core Fund. The Prior Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Predecessor All-Cap Core Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Predecessor All-Cap Core Fund. The performance information set forth below reflects the historical performance of the Prior Predecessor Fund’s shares. Prior to October 31, 2016, Institutional Class shares were designated as Class A shares, which were subject to a 5.75% sales charge that is not reflected in the total return figures below.

Additionally, on November 20, 2026, the Predecessor All-Cap Core Fund expects to be reorganized into the Fund, and upon completion of such reorganization the Fund will commence operations as an exchange-traded fund (“ETF”). The Fund will adopt the performance of the Predecessor All-Cap Core Fund, and thus, the performance information shown below for the period prior to November 20, 2026 reflects that of the Institutional Class of the Predecessor All-Cap Core Fund, which had a different fee structure than the Fund. You should be aware that the past performance of the Predecessor All-Cap Core Fund (before and after taxes) may not be an indication of how the Fund will perform in the future.

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You should be aware that the Predecessor All-Cap Core Fund’s (and that of the Prior Predecessor Fund) past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Performance information for the Predecessor All-Cap Core Fund is available at: www.zacksfunds.com or by calling 855-813-3507. Performance information about the Fund will be available on Fund’s website at: https://zacksetfs.com/ALLZ or by calling 855-813-3507.

Calendar-Year Total Return (before taxes) for Institutional Class Shares
For each calendar year at NAV

Institutional Class Shares
Highest Calendar Quarter Return at NAV (non-annualized):	18.66%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV (non-annualized):	(18.59)%	Quarter Ended 03/31/2020

Average Annual Total Returns for the Periods Ended December 31, 2025	1 year	5 years	10 years
Return Before Taxes
Institutional Class Shares	15.60%	13.48%	13.26%
Return After Taxes on Distributions
Institutional Class Shares	14.97%	10.57%	10.57%
Return After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	9.67%	10.10%	10.05%
Russell 3000® Index (Reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%

After-tax performance is presented only for Institutional Class shares of the Predecessor All-Cap Core Fund. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (“IRAs”). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

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Management

Investment Advisor. Zacks Investment Management, Inc. is the Advisor to the Fund.

Portfolio Manager. Mitch Zacks, Principal & senior portfolio manager of the Advisor, has served as a portfolio manager of the Predecessor All-Cap Core Fund since December 2005, and will serve as a portfolio manager of the Fund once the Fund commences operations.

Purchase and Redemption of Shares

The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the shares are not redeemable securities of the Fund.

Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). You may access recent information, including information on the Fund’s NAV, Market Price, premiums and discounts, and bid-ask spreads, on the Fund’s website at www.zacksetfs.com.

Purchases and redemptions of Creation Units via cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs, including brokerage costs or taxable gains or losses, that the Fund might not have incurred if the purchases or redemptions had been conducted in-kind. Such costs could be imposed on the Fund, and thus decrease the Fund’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an AP or via other means.

Tax Information

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts. You are strongly urged to consult with your own tax advisors concerning the tax consequences of an investment in the Fund.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor, or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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